UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2022

Cipherloc Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-28745	86-0837077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6836 Bee Cave Road

Bldg. 1, S#279

Austin, Texas 78746

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(512) 772-4245

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 4 — Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant

Previous Certifying Accountant

On January 1, 2022, Cipherloc Corporation, a Delaware corporation (the “Company”), replaced Briggs & Veselka Co. (“Briggs”), as its principal independent accountant. Briggs had informed the Company that it could no longer act as the Company’s principal independent accountant due to a change in their business strategy as Briggs joins Crowe LLP on January 3, 2022.

Briggs reported on the Company’s financial statements for each of the years ended September 30, 2021, 2020 and 2019. These reports did not contain any adverse opinion, disclaimer of opinion, or qualification or modification as to uncertainty, audit scope or accounting principles, except as described herein. The report of Briggs for year ended September 30, 2020 was qualified with respect to uncertainly as to the Company’s ability to continue as a going concern. Since their retention as the Company’s independent accountants on September 27, 2019 and through December 31, 2021, there were no disagreements with Briggs on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to Briggs’ satisfaction would have caused Briggs to make reference thereto in their report on the financial statements of the Company for such years. During the period of their retention there were no reportable events identified in Item 304(a)(1)(iv) of Regulation S-B.

The Company has provided Briggs with a copy of the foregoing disclosures. A letter from Briggs addressed to the Securities and Exchange Commission is included as Exhibit 2.1 to this Current Report on Form 8-K and states that Briggs agrees with such disclosure.

New Certifying Accountants

The Company engaged RBSM LLP (“RBSM”) as its new independent accountants as of January 1, 2022. During the two most recent fiscal years and through December 31, 2021, the Company has not consulted with RBSM regarding either (i) the application of accounting principles to a specific completed or contemplated transaction; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or event identified in Item 304(a)(1)(iv) of Regulation S-B.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
2.1*	Letter, dated January 3, 2022, from Briggs & Veselka Co. to the Securities and Exchange Commission.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIPHERLOC CORPORATION

Date: January 3, 2022	By:	/s/ Ryan Polk
	Name:	Ryan Polk
	Title:	Chief Financial Officer